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                          BROOKFIELD CORPORATE CENTER

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1994





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                          Independent Auditors' Report




To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of Brookfield Corporate Center for the year ended December 31, 1994. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Brookfield Corporate Center for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


                                            Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
February 8, 1996





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                          BROOKFIELD CORPORATE CENTER
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1994





REVENUES
   Rental revenues                                                                              $         332,793
   Common area maintenance charges                                                                         84,971
                                                                                                -----------------

       Total Revenues                                                                                     417,764
                                                                                                -----------------


OPERATING EXPENSES
   Insurance                                                                                               10,030
   Postage and freight                                                                                      1,220
   Property taxes                                                                                          28,158
   Repairs and maintenance                                                                                 31,442
   Utilities                                                                                                7,206
   Other                                                                                                    2,032
                                                                                                -----------------
      Total Operating Expenses                                                                             80,088
                                                                                                -----------------


REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                                                 $         337,676
                                                                                                =================





         The accompanying notes are an integral part of this statement.





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                          BROOKFIELD CORPORATE CENTER
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1994





NOTE 1:      ORGANIZATION AND BASIS OF PRESENTATION

             Brookfield Corporate Center consists of two warehouses with 32,020 and 31,484 square feet respectively, located in Fairfax County, Virginia. The warehouses can be utilized as office space, as well as storage space. During 1994, the property was owned by Reynolds Metals Development Company.

             The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.



NOTE 2:      OTHER EXPENSE

             Other expense consists of the following:

                     Property owner's fees                                       $      1,171
                     Miscellaneous                                                        861
                                                                                 ------------

                         Total Other Expense                                     $      2,032
                                                                                 ============



NOTE 3:      SUBSEQUENT EVENT

             The property was sold to Continental Mortgages and Equity Trust, a California business trust, on December 28, 1995.





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